For the following Funds (All MFS(R) Retail Funds):

                   MASSACHUSETTS INVESTORS GROWTH STOCK FUND
                          MASSACHUSETTS INVESTORS TRUST
                    MFS(R) AGGRESSIVE GROWTH ALLOCATION FUND
                                MFS(R) BOND FUND
                            MFS(R) CASH RESERVE FUND
                       MFS(R) CONSERVATIVE ALLOCATION FUND
                             MFS(R) CORE EQUITY FUND
                             MFS(R) CORE GROWTH FUND
                         MFS(R) DIVERSIFIED INCOME FUND
                      MFS(R) DIVERSIFIED TARGET RETURN FUND
                        MFS(R) EMERGING MARKETS DEBT FUND
                       MFS(R) EMERGING MARKETS EQUITY FUND
                      MFS(R) FLOATING RATE HIGH INCOME FUND
                            MFS(R) GLOBAL EQUITY FUND
                            MFS(R) GLOBAL GROWTH FUND
                         MFS(R) GLOBAL TOTAL RETURN FUND
                       MFS(R) GOVERNMENT MONEY MARKET FUND
                        MFS(R) GOVERNMENT SECURITIES FUND
                          MFS(R) GROWTH ALLOCATION FUND
                               MFS(R) GROWTH FUND
                             MFS(R) HIGH INCOME FUND
                      MFS(R) HIGH YIELD OPPORTUNITIES FUND
                       MFS(R) INFLATION-ADJUSTED BOND FUND
                    MFS(R) INTERNATIONAL DIVERSIFICATION FUND
                        MFS(R) INTERNATIONAL GROWTH FUND
                     MFS(R) INTERNATIONAL NEW DISCOVERY FUND
                         MFS(R) INTERNATIONAL VALUE FUND
                          MFS(R) LIFETIME(R) 2010 FUND
                          MFS(R) LIFETIME(R) 2020 FUND
                          MFS(R) LIFETIME(R) 2030 FUND
                          MFS(R) LIFETIME(R) 2040 FUND
                    MFS(R) LIFETIME(R) RETIREMENT INCOME FUND
                          MFS(R) LIMITED MATURITY FUND
                           MFS(R) MID CAP GROWTH FUND
                            MFS(R) MID CAP VALUE FUND
                         MFS(R) MODERATE ALLOCATION FUND
                            MFS(R) MONEY MARKET FUND
                        MFS(R) MUNICIPAL HIGH INCOME FUND
                          MFS(R) MUNICIPAL INCOME FUND
                     MFS(R) MUNICIPAL LIMITED MATURITY FUND
                            MFS(R) NEW DISCOVERY FUND
                            MFS(R) NEW ENDEAVOR FUND
                            MFS(R) RESEARCH BOND FUND
                           MFS(R) RESEARCH BOND FUND J
                              MFS(R) RESEARCH FUND
                       MFS(R) RESEARCH INTERNATIONAL FUND
                          MFS(R) SECTOR ROTATIONAL FUND
                          MFS(R) STRATEGIC INCOME FUND
                           MFS(R) STRATEGIC VALUE FUND
                             MFS(R) TECHNOLOGY FUND
                            MFS(R) TOTAL RETURN FUND
                        MFS(R) UNION STANDARD EQUITY FUND
                              MFS(R) UTILITIES FUND
                                MFS(R) VALUE FUND
                          MFS(R) MUNICIPAL STATE FUNDS:
                         AL, AR, CA, FL, GA, MD, MA, MS,
                           NY, NC, PA, SC, TN, VA, WV

Supplement to the Current Statement of Additional Information - Part II

This SAI Part II supplement supersedes and replaces the Funds' SAI Part II supplements dated November 1, 2007, January 1, 2008, January 25, 2008, March 1, 2008, and March 10, 2008.

Effective January 1, 2008, the following is added to the SAI Part II:

It is anticipated that on or about April 18, 2008, Class R shares (if offered) and Class R2 shares will automatically convert to Class R3 shares.

After the conversion, Class R3, Class R4, and Class R5 will be renamed Class R2, Class R3, and Class R4, respectively.

Effective March 1, 2008, the section entitled, "Definitions" is restated in its entirety as follows:

DEFINITIONS

"Employer Retirement Plans" - includes 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans whose accounts are maintained by the funds at an omnibus level.

"Financial intermediary" - includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administration, and any other institutions having a selling, administration or other similar agreement with MFD, MFS or one of its affiliates.

"Majority Shareholder Vote" - as defined currently in the 1940 Act to be the lesser of (i) 67% or more of the voting securities present at a meeting at which holders of voting securities representing more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities.

"1940 Act" - the Investment Company Act of 1940 and the rules and regulations thereunder, as amended from time to time, and as such Act, rules or regulations are interpreted by the Securities and Exchange Commission.

Effective November 7, 2007, the following is added after the last paragraph under the sub-section entitled "Investment Sub-Advisers" under the main heading "Management of the Fund":

MFS has engaged UBS Global Asset Management (Americas) Inc. (referred to as UBS) to act as sub-adviser to manage the fund's exposure to markets, asset classes and currencies through the use of derivative instruments. UBS is located at One North Wacker Drive, Chicago, Illinois 60606. UBS is an indirect, wholly owned subsidiary of UBS AG and a member of the UBS Global Asset Management Division.

UBS is a Delaware corporation and a registered investment adviser. UBS provides investment management and supervisory services to mutual funds and institutional accounts.

Unless otherwise noted, all references to "sub-adviser" shall include UBS for MFS Diversified Target Return Fund.

Effective November 7, 2007, the following is added after the last paragraph under the sub-section entitled "Sub-Advisory Agreements" under the main heading "Management of the Fund":

UBS serves as the MFS Diversified Target Return Fund's sub-adviser pursuant to a Sub-Investment Advisory Agreement between the Adviser and UBS (the "Sub-Advisory Agreement"). The Sub-Advisory Agreement provides that the Adviser delegate to UBS the authority to make investment decisions for a portion of MFS Diversified Target Return Fund (for the purposes of this paragraph, the "Fund"). For these services, the Adviser pays UBS an investment advisory fee, computed and paid monthly in arrears, at the annual rate of 0.28% of the first $1 billion of the fund's average daily net assets; 0.185% of the next $1.5 billion of the fund's average daily net assets; and 0.16% of the fund's average daily net assets in excess of $2.5 billion. The Sub-Advisory Agreement will continue in effect after its initial two year period provided that such continuance is specifically approved at least annually by the Board of Trustees or by the vote of a majority of the Fund's outstanding voting securities, and, in either case, by a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons of any such party. The Sub-Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by the Trustees, by vote of a majority of the Fund's outstanding voting securities, or by the Adviser or UBS on not less than 60 days' written notice. The Sub-Advisory Agreement specifically provides that neither UBS nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

Effective January 1, 2008, the sub-sections entitled "Administrator" and "Shareholder Servicing Agent" under the main heading "Management of the Fund" are restated in their entirety as follows:

Administrator

MFS provides the Fund with certain financial, legal and other administrative services under a Master Administrative Services Agreement between the Fund and MFS. Under the Agreement, the fund pays an annual fee to MFS for providing these services.

As of January 1, 2008, the annual fee payable by each Fund is $17,500 plus an amount equal to the following percentage of the Fund's average daily net assets (except that Funds investing primarily in shares of other MFS Funds pay only $17,500):

------------------------------------------ -------------------------------------
On the first $50,000,000 in assets         0.0000%
------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------
Over $50,000,000 in assets                 0.0121%
------------------------------------------ -------------------------------------
These fees are subject to maximum fees.

In addition (except with respect to MFS Diversified Target Return Fund), MFS provides, either directly or through affiliated and/or unaffiliated entities, certain administrative, recordkeeping, and communication/educational services to the retirement plans and retirement plan participants which invest in Class R1 shares under a Master Class R Administration and Services Agreement. Under the Agreement, the Fund pays an annual fee to MFS for these services at 0.35% of the average daily net assets attributable to Class R1 shares.

Shareholder Servicing Agent

MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, provides dividend and distribution disbursing and transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the Fund under a Shareholder Servicing Agent Agreement. MFSC receives an asset-based fee from each Fund based on the types of accounts in the Fund, the costs of servicing these types of accounts, and a target profit margin. MFSC may also contract with other affiliated and unaffiliated service providers to provide some or all of the services described above.

In addition, MFSC is reimbursed by the Fund for certain expenses incurred by MFSC on behalf of the Fund. These reimbursements include payments for certain out-of-pocket expenses, such as costs related to mailing shareholder statements and the use of third party recordkeeping systems, incurred by MFSC in performing the services described above. MFSC is also reimbursed for payments made under agreements with affiliated and unaffiliated service providers that provide sub-accounting and other shareholder services, including without limitation recordkeeping, reporting and transaction processing services. Payments made under these agreements are based on the Fund's average daily net assets and/or the Fund accounts serviced by the service provider.

Effective April 1, 2008, the sub-section entitled "Program Manager(s)" under the main heading "Management of the Fund" is restated in its entirety as follows:

Program Manager(s)

MFD serves as program manager for a qualified tuition program under Section 529 of the Internal Revenue Code through which 529 share classes are available as investment options to program participants. MFD provides, either directly or through third parties, recordkeeping, tax reporting, and account services, as well as services designed to maintain the program's compliance with the Internal Revenue Code and other regulatory requirements under a Master 529 Administrative Services Agreement. The Fund's 529 share classes may also be offered through qualified tuition programs for which MFD does not serve as program manager.

Under the Agreement, the Fund pays MFD a fee of up to 0.10% annually of the assets attributable to the 529 share classes. MFD pays a portion of this fee to third parties.

Please consult the program description for your particular qualified tuition program for a discussion of the fees paid to and services received from the program manager.

Effective   March  1,  2008,   the  table  under  the  main  heading   entitled,
"Distribution Plan" is restated as follows, with respect to Class R1 shares only:

------------------------------------------------------------------------------
                                                           Maximum Total
                    Maximum          Maximum Service     Distribution and
Class           Distribution Fee           Fee              Service Fee
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class R1             0.75%                0.25%                1.00%
------------------------------------------------------------------------------

Effective November 7, 2007, with respect to the MFS Diversified Target Return Fund only, the following is added after the fifth paragraph under the sub-section entitled "Tax Treatment of the Fund" under the main heading "Tax Considerations:"

The Code grants the Secretary of the Treasury the right to issue tax regulations that would exclude income and gains from direct investments in foreign currencies from treatment as qualifying income in cases where the foreign currency gains are not directly related to the company's principal business of investing in stocks or securities (or options or futures with respect to stocks or securities). In light of this grant of regulatory authority, there is no assurance that the Secretary will not issue such regulations. Moreover, there is a remote possibility that such regulations may be applied retroactively. If the Fund were to fail to qualify as a regulated investment company in any year, then the Fund would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders) and other adverse consequences as described above.

Effective May 1, 2008, the section entitled "Portfolio Transactions and Brokerage Commissions" is restated in its entirety as follows:

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

For the purposes of this section, all references to the "Adviser" shall include Sun Capital with respect to the portion of the MFS Diversified Income Fund for which Sun Capital provides investment advisory services, UBS with respect to the portion of the MFS Diversified Target Return Fund for which UBS provides investment advisory services, and Valley Forge with respect to the MFS Sector Rotational Fund.

Specific decisions to purchase or sell securities for the Funds are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser or any subsidiary of the Adviser in a similar capacity.

In connection with the selection of broker/dealers and the placing of Fund portfolio transactions, the Adviser seeks to achieve for the Funds the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market of the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker/dealer involved; the willingness of the broker/dealer to commit capital; the need for anonymity in the market; and the quality of services rendered by the broker/dealer in that and other transactions, including the quality of the broker/dealer's research.

In the case of securities traded in the over-the-counter market, portfolio transactions may be effected either on an agency basis, which involves the payment of negotiated brokerage commissions to the broker/dealer, including electronic communication networks, or on a principal basis at net prices without commissions, but which include compensation to the broker/dealer in the form of a mark-up or mark-down, depending on where the Adviser believes best execution is available. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on tender or exchange offers. Such soliciting or dealer fees are, in effect, recaptured by the Funds.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)"), the Adviser may cause the Funds to pay a broker/dealer which provides "brokerage and research services" (as defined by the Securities Exchange Act of 1934, as amended) to the Adviser an amount of commission for effecting a securities transaction for the Funds in excess of the amount other broker/dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the effecting broker/dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Funds and its other clients. "Commissions," as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, markdowns, commission equivalents and other fees received by dealers in riskless principal transactions placed in the NASDAQ market.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) or required in connection therewith by applicable rules. In determining whether a service or product qualifies as "brokerage and research services," the Adviser evaluates whether the service or product provides lawful and appropriate assistance to the Adviser in carrying out its investment decision-making responsibilities. It is often not possible to place a dollar value on the brokerage and research services the Adviser receives from brokers. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions is based primarily on the professional opinions of the persons responsible for the placement and review of such transactions.

Broker/dealers may be willing to furnish statistical, research and other factual information or services ("Research"), for example, investment research reports; access to analysts; execution systems and trading analytics; reports or databases containing corporate, fundamental, and technical analyses; portfolio modeling strategies; and economic research services, such as publications, chart services, and advice from economists concerning macroeconomics information, and analytical investment information about particular corporations to the Adviser for no consideration other than brokerage or underwriting commissions. Such broker/dealers (or affiliates of such broker/dealers) may be involved from time to time in executing, clearing or settling securities transactions on behalf of the Funds ("Executing Brokers"), or may have entered into agreements with one or more Executing Brokers pursuant to which they are responsible for performing one or more functions, the performance of which has been identified by the SEC as being sufficient to constitute effecting securities transactions within the meaning of Section 28(e) as interpreted by the SEC (collectively, together with Executing Brokers, "Effecting Brokers"). In reliance on this interpretation the Adviser has entered into Commission Sharing Agreements with Executing Brokers which will provide for the Executing Brokers to pay a portion of the Commissions paid by the Funds for securities transactions to Effecting Brokers. In addition to effecting securities transactions on behalf of the Funds pursuant to a Commission Sharing Agreement, the Effecting Brokers will also provide Research for the benefit of the Adviser. If a government agency with regulatory authority over the affairs of the Adviser or its subsidiaries, or a court of competent jurisdiction, were to determine that an Effecting Broker is not effecting a securities transaction within the meaning of Section 28(e), the Adviser believes that such Research should be considered to be Research provided by the relevant Executing Broker and permitted by Section 28(e), provided that the relationship with such Executing Broker is otherwise consistent with the requirement for Research under Section 28(e). In such circumstances the Adviser will in effect be paying a greater commission in order to obtain third party research. The Adviser may use brokerage commissions from the Funds' portfolio transactions to acquire Research, subject to the procedures and limitations described in this discussion.

The advisory fee paid by each of the Funds to the Adviser is not reduced as a consequence of the Adviser's receipt of Research. To the extent the Funds' portfolio transactions are used to obtain Research, the brokerage commissions paid by the Funds might exceed those that might otherwise be paid for execution only. The Research received may be useful and of value to the Adviser or its affiliates in serving both the Funds and other clients of the Adviser or its affiliates; accordingly, not all of the Research provided by brokers through which the Funds effect securities transactions may be used by the Adviser in connection with the Funds. The Adviser would, through the use of the Research, avoid the additional expenses that would be incurred if it attempted to develop comparable information through its own staff or if it purchased such Research with its own resources.

From time to time, the Adviser prepares a list of broker/dealer firms that have been deemed by the Adviser to provide valuable Research ("Research Firms"), as determined periodically by the Adviser's investment staff ("Research Votes"). All trades with Research Firms will be effected in accordance with the Adviser's obligation to seek best execution for its client accounts. The Adviser uses a research vote as a guide for allocating payments for Research to Research Firms. Payments for Research to Executing Brokers and other research providers who are registered as broker-dealers ("Broker Providers") may occur through the use of commissions pooled pursuant to Commission Sharing Agreements ("Pooled Commissions") or may be made pursuant to commissions paid on trades executed by a Broker Provider ("Trade Commissions"). To the extent that payments for Research to a Broker Provider are made pursuant to Trade Commissions, the Adviser will reduce the amount of Pooled Commissions to be paid to that Broker Provider for its research. However, the Adviser will reduce the amount of Pooled Commissions to be paid to that Broker Provider by less than the full amount of Trade Commissions paid to that Broker Provider. The research vote is also used as a guide for allocating cash payments made by the Adviser from its own resources to Research Firms that are not Broker Providers.

If the Adviser determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), the Adviser may allocate the costs of such service or product accordingly in its reasonable discretion. The Adviser will allocate brokerage commissions to Research Firms only for the portion of the service or product that the Adviser determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

In effecting portfolio transactions on behalf of the Funds and the Adviser's other clients, the Adviser from time to time may instruct the broker/dealer that executes a transaction to allocate, or "step out," a portion of such transaction to another broker/dealer. The broker/dealer to which the Adviser has "stepped out" would then settle and complete the designated portion of the transaction, and the executing broker/dealer would settle and complete the remaining portion of the transaction that has not been "stepped out." Each broker/dealer may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

In certain instances there may be securities that are suitable for the Funds' portfolios as well as for one or more of the other clients of the Adviser or of any affiliate of the Adviser (or that the Adviser believes should no longer be held by the Funds' portfolios or by other clients of the Adviser or any subsidiary of the Adviser). It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. Transactions for each client are generally effected independently unless the Adviser determines to purchase or sell the same securities for several clients at approximately the same time. The Adviser may, but is not required to, aggregate together purchases and sales for several clients and will allocate the trades in a fair and equitable manner, across participating clients. The Adviser has adopted policies that are reasonably designed to ensure that when two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. Among other things, these policies prohibit allocations of equity initial public offerings, equity limited offerings or fixed income new issues to, among others: (1) Private Portfolio Management accounts; (2) private funds or other accounts principally owned by the Adviser's officers and employees or Trustees of any MFS fund which are not being offered to the public; and (3) any accounts owned beneficially solely by the Adviser or any direct or indirect subsidiary of the Adviser except accounts in which the Adviser or any of its direct or indirect subsidiaries are the sole beneficial owner, which generally will be allocated investment opportunities (other than with respect to equity initial public offerings, equity limited offerings or fixed income new issues) on the same basis as Funds or other clients of the Adviser when the account has been established and seeded by the Adviser or the subsidiary with a limited amount of assets either for the purpose of establishing a performance record to enable the Adviser or the subsidiary to offer the account's investment style to unaffiliated third parties or if the account is being offered to the general public. However, these policies do not prohibit allocations to funds or other accounts owned beneficially by Sun Life of Canada (U.S.) Financial Services Holdings, Inc., or Sun Life Financial Inc., or their affiliates other than the Adviser and its direct and indirect subsidiaries.

It is recognized that in some cases this system could have a detrimental effect on the price or availability of a security as far as the Funds are concerned.

Effective January 1, 2008, the sub-sections entitled "Public Disclosure of Portfolio Holdings" and "Disclosure of Non-Public Portfolio Holdings" under the main heading "Disclosure of Portfolio Holdings" are restated in their entirety as follows:

Public Disclosure of Portfolio Holdings

In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, a Fund may make its portfolio holdings publicly available on the MFS Web site in such scope and form and with such frequency as MFS may reasonably determine.

The following information is generally available to you on the MFS Web site (mfs.com):

-------------------------------------- -----------------------------------------
Information                            Approximate Date of Posting to Web Site
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------
Fund's full securities holdings as
of each month's end                    24 days after month end
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------
Fund's top 10 securities holdings as
of each month's end                    14 days after month end
-------------------------------------- -----------------------------------------

If a fund has substantial investments in both equity and debt instruments, the fund's top 10 equity holdings and top 10 debt holdings will be made available. In addition, for fund's that primarily invest in shares of the other MFS funds, all securities holdings in shares of MFS funds, the top 10 aggregated equity holdings within the underlying MFS funds, and the top 10 aggregated debt holdings within the underlying MFS funds will be made available.

Note that the Fund or MFS may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

Certain registered investment companies that are advised by MFS and registered investment companies that are sub-advised by MFS or its affiliates are subject to different portfolio holdings disclosure policies that may permit public disclosure of portfolio holdings information in different forms and at different times. In addition, separate account and unregistered product clients of MFS or its affiliates have same day access to their portfolio holdings, and prospective clients and their advisers have access to representative portfolio holdings. Some of these registered investment companies, sub-advised portfolios, separate accounts, and unregistered products, all advised or sub-advised by MFS or its affiliates, have substantially similar, or in some cases nearly identical, portfolio holdings to certain Funds (Similarly Managed Investment Products). A Similarly Managed Investment Product is not subject to the portfolio holdings disclosure policies of the Fund to which it is similar and may disclose its similar or nearly identical portfolio holdings information in different forms and at different times than such Fund.

A Fund's portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information; (b) the day after the Fund makes such information available on its Web site (assuming that it discloses in its prospectus that such information is available on its Web site); or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

Disclosure of Non-Public Portfolio Holdings

A Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation. In the case of sub-advisers, as applicable, this determination may be made by a senior member of the sub-adviser's legal or compliance departments (a "Sub-Adviser Authorized Person"). In addition, the third party receiving the non-public portfolio holdings may, at the discretion of an Authorized Person, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. Such agreements may not be required in circumstances such as where portfolio securities are disclosed to brokers to obtain bids/prices or in interviews with the media. MFS will use reasonable efforts to monitor a recipient's use of non-public portfolio holdings provided under these agreements by means that may include contractual provisions, notices reminding a recipient of their obligations or other commercially reasonable means. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to MFS or its affiliates.

In addition, to the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of a Fund's shareholders, on the one hand, and MFS, MFD or an affiliated person of MFS, MFD, or the Fund, on the other hand, the Authorized Person must inform MFS' conflicts officer of such potential conflict, and MFS' conflicts officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances, and shall report such potential conflict of interest determinations to the Fund's Independent Chief Compliance Officer and the Board of Trustees of the Fund. MFS also reports to the Board of Trustees of the Fund regarding the disclosure of information regarding the Fund that is not publicly available.

Subject to compliance with the standards set forth in the previous two paragraphs, non-public portfolio holdings may be disclosed in the following circumstances:

Employees of MFS or MFD or, if applicable, a sub-adviser, (collectively "Fund representatives") disclose non-public portfolio holdings in connection with the day-to-day operations and management of the Fund. Full portfolio holdings are disclosed to a Fund's custodians, independent registered accounting firm, financial printers, regulatory authorities, and stock exchanges and other listing organizations. Portfolio holdings are disclosed to a Fund's pricing service vendors and broker/dealers when requesting bids for, or price quotations on, securities, and to other persons (including independent contractors) who provide systems or software support in connection with Fund operations, including accounting, compliance support, and pricing. Portfolio holdings may also be disclosed to persons assisting a Fund in the voting of proxies or in connection with litigation relating to Fund portfolio holdings. In connection with managing the Funds, MFS or, if applicable, a sub-adviser, may use analytical systems provided by third parties who may have access to Fund portfolio holdings.

Non-public portfolio holdings may be disclosed in connection with other activities, such as to participants in in-kind purchases and redemptions of Fund shares, to service providers facilitating the distribution or analysis of portfolio holdings, once the information is public, and in other circumstances not described above. All such disclosures are subject to compliance with the applicable disclosure standards.

In addition, subject to such disclosure not being impermissible under applicable law or regulation, Fund representatives may disclose Fund portfolio holdings and related information, which may be based on non-public portfolio holdings, under the following circumstances (among others):

Fund representatives may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, small, mid, and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons, and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Fund representatives may also express their views orally or in writing on one or more of a Fund's portfolio holdings or may state that a Fund has recently purchased or sold one or more holdings.

Fund representatives may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, coefficient of determination, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics.

The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Fund, persons considering investing in the Fund, or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.

Effective November 7, 2007, the third paragraph under the main heading "Description of Shares, Voting Rights, and Liabilities" is restated as follows:

Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust. Each Trust except MFS Series Trust XII and MFS Series Trust XV, or any series or class thereof, may merge or consolidate or may sell, lease, or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by a Majority Shareholder Vote of the class, series, or trust, as applicable. MFS Series Trust XII and MFS Series Trust XV, or any series or class of MFS Series Trust XII and MFS Series Trust XV, may merge or consolidate or may sell, lease, or exchange all or substantially all of their assets without any shareholder vote to the extent permitted by law. Each Trust, or any series or class, may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. The Trust, any series of the Trust, or any class of any series, may be terminated at any time: 1) by a Majority Shareholder Vote, or 2) by the Trustees by written notice to the shareholders of that series or class.

Effective March 1, 2008, the sub-section entitled "Massachusetts Financial Services Company Proxy Voting Policies and Procedures" in Appendix B entitled "Proxy Voting Policies and Procedures" is restated in its entirety as follows:

                  MASSACHUSETTS FINANCIAL SERVICES COMPANY

                      PROXY VOTING POLICIES AND PROCEDURES

                                  March 1, 2008

     Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (except Four Pillars Capital, Inc.) (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below ("MFS Proxy Voting Policies and Procedures"), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to
"clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

     The MFS Proxy Voting Policies and Procedures include:

          A. Voting Guidelines;

          B. Administrative Procedures;

          C. Monitoring System;

          D. Records Retention; and

          E. Reports.

     A. VOTING GUIDELINES

1. General Policy; Potential Conflicts of Interest

     MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

     In developing these proxy voting guidelines, MFS periodically reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that - guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from what otherwise be dictated by these guidelines.

     As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not governed by the guidelines or situations where MFS has received explicit voting instructions from a client for its own account. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

     From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients. These comments are carefully considered by MFS when it reviews these guidelines each year and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

2. MFS' Policy on Specific Issues

     Election of Directors

     MFS believes that good governance should be based on a board with at least a simple majority of directors who are "independent" of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for, or vote against, as applicable, a nominee to a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent."

     MFS will also withhold its vote for, or vote against, as applicable, a nominee to a board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials. In addition, MFS will withhold its vote for, or vote against, as applicable, all nominees standing for re-election to a board if we can determine: (1) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (2) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the "poison pill" be rescinded. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or assurance in the proxy materials that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

     MFS will also withhold its vote for, or vote against, as applicable, a nominee (other than a nominee who serves as the issuer's Chief Executive Officer) standing for re-election if such nominee participated (as a director or committee member) in the approval of senior executive compensation that MFS deems to be "excessive" due to pay for performance issues and/or poor pay practices. In the event that MFS determines that an issuer has adopted "excessive" executive compensation, MFS may also withhold its vote for, or vote against, as applicable, the re-election of the issuer's Chief Executive Officer as director regardless of whether the Chief Executive Officer participated in the approval of the package. MFS will determine whether senior executive compensation is excessive on a case by case basis. Examples of poor pay practices include, but are not limited to, egregious employment contract terms or pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers or, excessive perks.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates, if applicable, and an evaluation of what each side is offering shareholders.

     Majority Voting and Director Elections

     MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) ("Majority Vote Proposals").MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast. MFS believes that a company's election policy should address the specific circumstances at that company. In determining whether the issuer has a meaningful alternative to the majority voting standard, MFS considers whether a company's election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

     o Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

     o Guidelines should include a reasonable timetable for resolution of the nominee's status and a requirement that the resolution be disclosed together with the reasons for the resolution;

     o Vest management of the process in the company's independent directors, other than the nominee in question; and

     o Outline the range of remedies that the independent directors may consider concerning the nominee. Classified Boards

MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

Non-Salary Compensation Programs

     MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

     MFS also opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

     MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock plans, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at

U.S. issuers that are listed in the Standard and Poor's 100 index as of December 31 of the previous year.

     Expensing of Stock Options

     MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

     Executive Compensation

     MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set restrictions on executive compensation. We believe that the election of an issuer's compensation committee members is the appropriate mechanism to express our view on a company's compensation practices, as outlined above MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group stock index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured.

     MFS supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a clearly satisfactory policy on the matter, or (ii) expressly prohibit any future backdating of stock options.

     Employee Stock Purchase Plans

     MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

     "Golden Parachutes"

     From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

     Anti-Takeover Measures

     In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

     MFS generally votes for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." MFS may consider the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if we can determine that the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

     Reincorporation and Reorganization Proposals

     When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

     Issuance of Stock

     There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs," when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is not warranted.

     Repurchase Programs

     MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

     Confidential Voting

     MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

     Cumulative Voting

     MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which (for U.S. listed companies) must be comprised solely of "independent" directors.

     Written Consent and Special Meetings

     Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

     Independent Auditors

     MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm or prohibit any non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

     Other Corporate Governance, Corporate Responsibility and Social Issues

     There are many groups advocating social change or changes to corporate governance or corporate responsibility standards, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Generally, MFS votes with management on such proposals unless MFS can determine that the benefit to shareholders will outweigh any costs or disruptions to the business if the proposal were adopted. Common among the shareholder proposals that MFS generally votes with management are proposals requiring the company to use corporate resources to further a particular social objective outside the business of the company, to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards), to include in the issuer's proxy statement an annual advisory shareholder vote as to the company's executive compensation practices during the previous year, to permit shareholders access to the company's proxy statement in connection with the election of directors, to disclose political contributions made by the issuer, to separate the Chairman and Chief Executive Officer positions, or to promulgate special reports on various activities or proposals for which no discernible shareholder economic advantage is evident.

     The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

     Foreign Issuers

     Many of the items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board;
(ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs.

     MFS generally supports the election of a director nominee standing for re-election in uncontested elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the "poison pill" be rescinded. MFS will also withhold its vote for, or vote against, as applicable, a director nominee standing for re-election of an issuer that has adopted an excessive compensation package for its senior executives as described above in the section entitled "Voting Guidelines-MFS' Policy on Specific Issues-Election of Directors."

     MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent. MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision.

     In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote.

     In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, power of attorney requirements and late delivery of proxy materials. In these limited instances, MFS votes non-U.S. securities on a best efforts basis in the context of the guidelines described above.

B. ADMINISTRATIVE PROCEDURES

     1. MFS Proxy Voting Committee

     The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

          a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

          b. Determines whether any potential material conflict of interest exist with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

          c. Considers special proxy issues as they may arise from time to time.

     2. Potential Conflicts of Interest

     The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS' clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to ensure that all proxy votes are cast in the best long-term economic interest of shareholders. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS' client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non Standard Votes, as defined below, MFS will review the securities holdings reported by the individuals that participate in such decision to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to influence MFS' voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates an excessive executive compensation issue in relation to the election of directors, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, "Non Standard Votes"); the MFS Proxy Voting Committee will follow these procedures:

               a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS or its affiliate Sun Life Retirement Services, Inc. ("SLRS"), and (iii) MFS institutional clients (the "MFS Significant Client List");

               b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

               c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

               d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS' Conflicts Officer.

The members of the MFS Proxy Voting  Committee are  responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, institutional business units and SLRS. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

From time to time, certain MFS Funds may own shares of other MFS Funds (the "underlying fund"). If an underlying fund submits a matter to a shareholder vote, the MFS Fund that owns shares of the underlying fund will vote its shares in the same proportion as the other shareholders of the underlying fund.

     3. Gathering Proxies

Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

     MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions for MFS' Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders' meetings are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

     4. Analyzing Proxies

     Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. MFS receives research from ISS which it may take into account in deciding how to vote. In addition, MFS expects to rely on ISS to identify circumstances in which a board may have approved excessive executive compensation. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

     As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.(1) However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

     As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

     5. Voting Proxies

     In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy
Voting   Committee   may

______________________________

(1) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained prior to the cut-off date of the shareholder meeting, certain members of the MFS Proxy Voting Committee may determine to abstain from voting.

review and monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

     C. MONITORING SYSTEM

     It is the responsibility of the Proxy Administrator and MFS' Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

     When the Proxy Administrator's system "tickler" shows that the voting cut-off date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

     D. RECORDS RETENTION

     MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.

     E. REPORTS

MFS Funds

     MFS publicly discloses the proxy voting records of the MFS Funds on an annual basis, as required by law. MFS will also report the results of its voting to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a summary of votes against management's recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; and (v) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees, Directors and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

All MFS Advisory Clients

     At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

     Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

Effective March 1, 2008, the section entitled "Retirement Plans" in Appendix C entitled "Waivers of Sales Charges" is restated in its entirety as follows:

RETIREMENT PLAN WAIVERS:

---------------------------------------------- ---------------------------------
                                               Sales Charge Waived
---------------------------------------------- ---------------------------------
---------------------------------------------- ------- ------- --------- -------
Waiver Category                                Class   Class   Class B   Class
                                               A ISC   A CDSC  CDSC      C CDSC
---------------------------------------------- ------- ------- --------- -------
---------------------------------------------- ------- ------- --------- -------
1. General Waivers
---------------------------------------------- ------- ------- --------- -------
---------------------------------------------- ------- ------- --------- -------
o Employer Retirement Plans.                   X
---------------------------------------------- ------- ------- --------- -------
---------------------------------------------- ------- ------- --------- -------
2. Benefit Responsive Waivers
---------------------------------------------- ------- ------- --------- -------
---------------------------------------------- ------- ------- --------- -------
o Distributions made from an IRA, SAR-SEP or           X       X         X
a 403(b) SRO Plan pursuant to Section 72(t)
of the Internal Revenue Code of 1986, as
amended.
---------------------------------------------- ------- ------- --------- -------
---------------------------------------------- ------- ------- --------- -------
o Death, disability or retirement of 401(a)            X       X         X
or ESP Plan participant, or death or
disability of IRA owner, SAR-SEP Plan
participant or 403(b) SRO Plan participant.
---------------------------------------------- ------- ------- --------- -------
---------------------------------------------- ------- ------- --------- -------
o Eligible participant distributions, such             X       X         X
as distributions due to death, disability,
financial hardship, retirement and
termination of employment from nonqualified
deferred compensation plans (excluding,
however, a termination of a plan).
---------------------------------------------- ------- ------- --------- -------
---------------------------------------------- ------- ------- --------- -------
o Loan from 401(a) or ESP Plan.                        X       X         X
---------------------------------------------- ------- ------- --------- -------
---------------------------------------------- ------- ------- --------- -------
o Financial hardship (as defined in Treasury           X       X         X
Regulation Section 1.401(k)-l(d)(2), as
amended from time to time) for 401(a) Plans
and ESP Plans.
---------------------------------------------- ------- ------- --------- -------
---------------------------------------------- ------- ------- --------- -------
o Termination of employment of 401(a) or ESP           X       X         X
Plan participant (excluding, however, a
termination of the Plan).
---------------------------------------------- ------- ------- --------- -------
---------------------------------------------- ------- ------- --------- -------
o Tax-free return of excess 401(a) Plan, ESP           X       X         X
Plan, IRA or SAR-SEP contributions.
---------------------------------------------- ------- ------- --------- -------
---------------------------------------------- ------- ------- --------- -------

---------------------------------------------- ---------------------------------
                                               Sales Charge Waived
---------------------------------------------- ---------------------------------
---------------------------------------------- ------- ------- --------- -------
Waiver Category                                Class   Class   Class B   Class
                                               A ISC   A CDSC  CDSC      C CDSC
---------------------------------------------- ------- ------- --------- -------
---------------------------------------------- ------- ------- --------- -------
o Distributions made on or after the                   X
401(a)  Plan participant, ESP Plan
participant, IRA owner, SAR-SEP Plan
participant or 403(b) SRO Plan participant,
as applicable, has attained the age of
59 1/2 years old.
---------------------------------------------- ------- ------- --------- -------
---------------------------------------------- ------- ------- --------- -------
o Certain involuntary redemptions and                  X       X         X
redemptions in connection with certain
automatic withdrawals from a 401(a) Plan.
---------------------------------------------- ------- ------- --------- -------
---------------------------------------------- ------- ------- --------- -------
o Distributions made on or after the 401(a)                    X         X
Plan participant, ESP Plan participant, IRA
owner, SAR-SEP Plan participant or 403(b)
SRO Plan participant, as applicable, has
attained the age of 70 1/2 years old, but
only with respect to the minimum distribution
under Code rules.
---------------------------------------------- ------- ------- --------- -------

All table rows under the sub-section entitled "General Waivers - F. Systematic Withdrawals" in Appendix C entitled "Waivers of Sales Charges" are restated as follows:

-------------------------------------------- -----------------------------------
                                             Sales Charge Waived
-------------------------------------------- -----------------------------------
-------------------------------------------- --------- ------- -------- --------
Waiver Category                              Class     Class   Class    Class
                                             A/529A    A CDSC  B/529B   C/529C
                                             ISC               CDSC     CDSC
-------------------------------------------- --------- ------- -------- --------
-------------------------------------------- --------- ------- -------- --------
F. Systematic Withdrawals
-------------------------------------------- --------- ------- -------- --------
-------------------------------------------- --------- ------- -------- --------
o Systematic withdrawals with respect to                       X        X
up to 10% per year of the account value
(determined at the time of your

-------------------------------------------- -----------------------------------
                                             Sales Charge Waived
-------------------------------------------- -----------------------------------
-------------------------------------------- --------- ------- -------- --------
Waiver Category                              Class     Class   Class    Class
                                             A/529A    A CDSC  B/529B   C/529C
                                             ISC               CDSC     CDSC
-------------------------------------------- --------- ------- -------- --------
-------------------------------------------- --------- ------- -------- --------
first withdrawal under the plan(s), or
January 1, 2007, with respect to Class B
and Class 529B shares, or January 1, 2008,
with respect to Class C and Class 529C
shares, whichever is later, and reset
annually thereafter).
-------------------------------------------- --------- ------- -------- --------
-------------------------------------------- --------- ------- -------- --------
o Systematic withdrawals processed through                     X        X
National Securities Clearing Corporation
(NSCC)
-------------------------------------------- --------- ------- -------- --------

Effective March 1, 2008, Appendix D entitled "Financial Intermediary Compensation" is restated in its entirety as follows:


                                                         PART II - APPENDIX D


FINANCIAL INTERMEDIARY COMPENSATION

Financial intermediaries receive various forms of compensation in connection with the sale of shares of a Fund and/or the servicing of shareholder accounts. Financial intermediaries may receive such compensation (i) in the form of upfront commissions and ongoing asset-based compensation paid by MFD based on sales charges received and expected to be received by MFD from shareholders, and Rule 12b-1 ("Distribution Plan") distribution and service payments received by MFD from the Funds, (ii) in the form of 529 administrative services payments, and shareholder servicing payments (for sub-accounting and other shareholder services) paid by MFD and/or one or more of its affiliates (for purposes of this section only, collectively, "MFD") based on the receipt of such payments by MFD from the Funds, and (iii) in the form of payments paid from MFD's own additional resources. In addition, financial intermediaries may benefit from payments made to other entities for consulting, research, or analytical services.

The types of payments described above are not exclusive. Accordingly, financial intermediaries may receive payments under all or any combination of the above-referenced categories. To the extent MFD's payments to a financial intermediary are made from payments received by MFD from the Funds, payments from MFD's own additional resources to such intermediary may be reduced. In addition, the compensation that financial intermediaries receive may vary by class of shares sold and among financial intermediaries. The amount of compensation that MFD pays to a financial intermediary can be significant. Depending upon the arrangements in place at any particular time, financial intermediaries may have a financial incentive to recommend a particular Fund or share class or to recommend MFS Funds instead of other funds that do not pay such compensation or that pay lower amounts of compensation. For calendar year 2006, gross sales of MFS Funds through financial intermediaries who received such compensation from MFD represented 74% of total gross sales of MFS Funds.

Financial intermediaries may charge you additional fees and/or commissions. You can ask your financial intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries may categorize and disclose these arrangements differently than MFD does. Financial intermediaries that sell Fund shares may also act as a broker or dealer in connection with an MFS Fund's purchase or sale of portfolio securities. However, the Funds and MFS do not consider financial intermediaries' sale of shares of a MFS Fund as a factor when choosing brokers or dealers to effect portfolio transactions for the MFS Funds.

Commissions and Distribution Plan Payments

Class A, Class A1, Class 529A, and Class J Shares - General Provisions

For purchases of Class A, Class A1, Class 529A and Class J shares subject to an initial sales charge, MFD generally pays a portion of the initial sales charge to financial intermediaries as an upfront commission of up to the following amounts:

Equity/Asset Allocation/Total Return Funds:

----------------------------------------- --------------------------------------
Amount of Purchase                        Upfront Commission as a Percentage of
                                          Offering Price
----------------------------------------- --------------------------------------
----------------------------------------- --------------------------------------
Less than $50,000                         5.00%
----------------------------------------- --------------------------------------
----------------------------------------- --------------------------------------
$50,000 but less than $100,000            4.00%
----------------------------------------- --------------------------------------
----------------------------------------- --------------------------------------
$100,000 but less than $250,000           3.00%
----------------------------------------- --------------------------------------
----------------------------------------- --------------------------------------
$250,000 but less than $500,000           2.25%
----------------------------------------- --------------------------------------
----------------------------------------- --------------------------------------
$500,000 but less than $1,000,000         1.75%
----------------------------------------- --------------------------------------

Bond Funds:

----------------------------------------- --------------------------------------
Amount of Purchase                        Upfront Commission as a Percentage of
                                          Offering Price
----------------------------------------- --------------------------------------
----------------------------------------- --------------------------------------

Less than $50,000                         4.00%
----------------------------------------- --------------------------------------
----------------------------------------- --------------------------------------
$50,000 but less than $100,000            3.50%
----------------------------------------- --------------------------------------
----------------------------------------- --------------------------------------
$100,000 but less than $250,000           3.00%
----------------------------------------- --------------------------------------
----------------------------------------- --------------------------------------
$250,000 but less than $500,000           2.25%
----------------------------------------- --------------------------------------
----------------------------------------- --------------------------------------
$500,000 but less than $1,000,000         1.75%
----------------------------------------- --------------------------------------

Short-Term Bond Funds:

----------------------------------------- --------------------------------------
Amount of Purchase                        Upfront Commission as a Percentage of
                                          Offering Price
----------------------------------------- --------------------------------------
----------------------------------------- --------------------------------------
Less than $50,000                         2.25%
----------------------------------------- --------------------------------------
----------------------------------------- --------------------------------------
$50,000 but less than $100,000            2.00%
----------------------------------------- --------------------------------------
----------------------------------------- --------------------------------------
$100,000 but less than $250,000           1.75%
----------------------------------------- --------------------------------------
----------------------------------------- --------------------------------------
$250,000 but less than $500,000           1.50%
----------------------------------------- --------------------------------------
----------------------------------------- --------------------------------------
$500,000 but less than $1,000,000         1.25%
----------------------------------------- --------------------------------------

The difference between the total amount invested and the sum of (a) the net proceeds to the Funds and (b) the financial intermediary commission, is the amount of the initial sales charge retained by MFD. Because of rounding in the computation of offering price, the portion of the sales charge retained by MFD may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus. From time to time, MFD may pay financial intermediaries up to 100% of the applicable initial sales charge of Class A, Class A1, Class 529A and Class J shares of certain specified Funds sold by financial intermediaries during a specified sales period. In addition, financial intermediaries are generally eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares. Also, at the discretion of MFD, MFD may pay certain financial intermediaries some or all of the Distribution Plan distribution fee payments of up to 0.10% annually of the average daily net assets of the class with respect to such shares.

Class 529A-Specific Provisions

Except as noted below, for purchases of Class 529A shares not subject to an initial sales charge, MFD will generally pay financial intermediaries an upfront commission of up to the following:

----------------------------------------- --------------------------------------
Cumulative Purchase Amount                Upfront Commission as a Percentage of
                                          Offering Price
----------------------------------------- --------------------------------------
----------------------------------------- --------------------------------------
On the first $10,000,000 plus             0.50%
----------------------------------------- --------------------------------------
----------------------------------------- --------------------------------------
Over $10,000,000                          0.25%
----------------------------------------- --------------------------------------

In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

For purchases of Class 529A shares not subject to an initial sales charge, at the discretion of MFD, MFD may pay certain financial intermediaries an upfront commission of up to 1% of the amount of Class 529A shares purchased through such financial intermediary instead of the upfront commission described above. In addition, such financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

Class A and Class A1-Specific Provisions

Except as noted below, for purchases of Class A and Class A1 shares not subject to an initial sales charge, MFD will generally pay financial intermediaries no upfront commission, but financial intermediaries will generally be eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares.

For purchases of Class A and Class A1 shares by accounts other than Employer Retirement Plans not subject to an initial sales charge, MFD will generally pay financial intermediaries an upfront commission of up to the following:

----------------------------------------- --------------------------------------
Cumulative Purchase Amount                Upfront Commission as a Percentage of
                                          Offering Price
----------------------------------------- --------------------------------------
----------------------------------------- --------------------------------------
On the first  $10,000,000 plus            0.50%
----------------------------------------- --------------------------------------
----------------------------------------- --------------------------------------
Over $10,000,000                          0.25%
----------------------------------------- --------------------------------------

In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

Class B, Class B1 and Class 529B Shares

For purchases of Class B, Class B1 and Class 529B shares, MFD will generally pay an upfront commission to financial intermediaries of up to 3.75% of the amount purchased through such financial intermediaries. MFD will also generally advance to financial intermediaries some or all of the first year Distribution Plan service fee payments of up to 0.25% of the amount of Class B, Class B1 and Class 529B shares purchased through such financial intermediary. In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

Class C and Class 529C Shares

Except as noted below, for purchases of Class C and Class 529C shares, MFD will generally pay an upfront commission to financial intermediaries of up to 1.00% of the amount of Class C and Class 529C shares purchased through such financial intermediary. In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan payments of up to 1.00% annually of the average daily net assets of the class with respect to such shares (of which 0.25% consists of the Distribution Plan service fee) commencing in the 13th month following purchase.

For purchases of Class C shares purchased by Employer Retirement Plans through Merrill Lynch, Pierce, Fenner & Smith Incorporated and any of its affiliates, or Prudential Investment Management Services LLC, MFD pays no upfront commission to financial intermediaries, but financial intermediaries will generally be eligible to receive some or all of the Distribution Plan payments of up to 1.00% annually of the average daily net assets of the class with respect to such shares (of which 0.25% consists of the Distribution Plan service fee).

Class W Shares

For purchases of Class W shares, at the discretion of MFD, MFD may pay certain financial intermediaries some or all of the Distribution Plan distribution fee payments of up to 0.10% annually of the average daily net assets of the class with respect to such shares.

Class R, Class R1, Class R2, Class R3 and Class R4 Shares

For purchases of the following R share classes, MFD pays no upfront commission to financial intermediaries, but financial intermediaries will generally be eligible to receive some or all of the Distribution Plan payments of up to the following rates annually of the average daily net assets of the class with respect to such shares (of which up to 0.25% consists of the Distribution Plan service fee), as follows:

-------------------------------------- -----------------------------------------
Class                                  Annual Rate
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------
Class R1                               1.00%
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------
Class R, Class R2, Class R3            0.50%
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------
Class R4                               0.25%
-------------------------------------- -----------------------------------------

529 Administrative Services Fees, Retirement Plan Administrative and Services Fees, and Shareholder Servicing Payments

Financial intermediaries may receive all or a portion of the following payments:
529 administrative services fees as described in "Management of the Fund - Program Manager"; retirement plan administrative and service fees as described in "Management of the Fund - Administrator"; and shareholder servicing payments as described in "Management of the Fund - Shareholder Servicing Agent."

Other MFD Payments

Financial intermediaries may receive payments from MFD from MFD's own additional resources as incentives to market the MFS Funds, to cooperate with MFD's promotional efforts, and/or in recognition of their marketing, administrative services, and/or processing support. MFD compensates financial intermediaries based on criteria established by MFD from time to time that consider, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary, the level of assets attributable to and/or sales by the financial intermediary, and the quality of the overall relationship with the financial intermediary.

MFD may make marketing support and/or administrative services payments to financial intermediaries that sell Fund shares or provide services to MFD, the Funds or shareholders of the Funds through the financial intermediary's retail distribution channel and/or through programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition to the opportunity to participate in a financial intermediary's retail distribution channel or program, payments may be made on account of one or more of the following: business planning assistance; educating financial intermediary personnel about the various MFS Funds; assistance with Fund shareholder financial planning; placement on the financial intermediary's preferred or recommended fund list; access to sales representatives and management representatives of the financial intermediary; administrative and account maintenance services; participant or shareholder record-keeping; reporting or transaction processing; program administration; fund/investment selection and monitoring; enrollment; and education. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

MFD may make payments to certain financial intermediaries that sell Fund shares to help offset the financial intermediaries' costs associated with client account maintenance support, statement preparation, and transaction processing. The types of payments that MFD may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a financial intermediary, payment of networking fees of up to $6 per shareholder account maintained on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary's mutual fund trading system.

Financial  Industry  Regulatory  Authority  (FINRA),   formerly  "NASD",  Member
Broker/Dealers Receiving Such Payments from MFD's Own Additional Resources

Set forth below is a list of the member firms of the FINRA to which MFD expects as of October 1, 2007 to make such payments from its own additional resources with respect to the Funds. Payments may also be made to affiliates of these firms. Any additions, modifications, or deletions to the broker/dealers identified in this list that have occurred since October 1, 2007 are not reflected. In addition to member firms of the FINRA, MFD also makes such payments to other financial intermediaries that sell or provide services to the Funds and shareholders, such as banks, insurance companies, and plan administrators. These firms, which are not included in this list, include Sun Life Retirement Services (U.S.), Inc., an affiliate of MFD. You should ask your financial intermediary if it receives such payments from MFD.

INTERMEDIARY FIRM NAME:                 INTERMEDIARY FIRM NAME:
401(K) Investment Services, Inc.        Legg Mason Investor Services, LLC
AG Edwards & Sons, Inc.                 Lincoln Investment Planning
ADP Broker-Dealer, Inc.                 Linsco/Private Ledger Corp.
                                        Merrill Lynch, Pierce, Fenner & Smith
AIG Financial Advisors, Inc.            Inc.
Ameriprise Financial Services, Inc.     Metlife Securities Inc.
American General Securities
Incorporated                            Mid-Atlantic Securities, Inc.
AXA Advisors                            MML Securities
BB&T Investment Services                Morgan Keegan & Company, Inc.
Bear, Stearns Securities Corp           Morgan Stanley DW Inc.
Becker & Suffern, LTD.                  MSCS Financial Services, LLC
Charles Schwab & Co., Inc.              Multi Financial Services, Inc.
Chase Investment Services Corp.         Northwestern Mutual Investment Services
Citigroup Global Markets Inc.           Paychex Securities Corporation
Citistreet Advisors LLC                 Piper Jaffray & Co.
Clark Securities, Inc.                  Primevest Financial Services, Inc.
Commonwealth Financial Network          Princor Financial Services Corporation
                                        Prudential Investment Management
Crowell Weedon                          Services LLC
CUNA Brokerage Services, Inc.           Raymond James & Associates, Inc.
Ferris Baker Watts, Inc.                Raymond James Financial Services, Inc.
Fidelity Brokerage Services LLC         RBC Dain Rauscher Inc.
Financial Network Investment Corp.      Robert W. Baird & Co.
First Clearing Corporation              Southwest Securities, Inc.
H.D. Vest Investment Services           State Street Global Markets, LLC
Hewitt Financial Services LLC           Stifel Nicolaus & Co., Inc.
ICMA - RC Services, LLC                 SunTrust Investment Services, Inc.
IFMG Securities, Inc.                   UBS Financial Services Inc.
ING Financial Partners, Inc.            Wachovia Securities, LLC
Janney Montgomery Scott, Inc.           Wells Fargo Investments LLC

From time to time, MFD, from MFD's own additional resources, may make additional payments to financial intermediaries that sell or provide services in connection with the sale of MFS Fund shares or the servicing of shareholder accounts. Such payments by MFD may include payment or reimbursement to, or on behalf of, financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and events, and other sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting, retention, and due diligence trips. Other compensation may be offered, including goodwill payments relating to servicing, to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the FINRA. MFD makes payments for entertainment events it deems appropriate, subject to MFD's policies and applicable law. These payments may vary depending upon the nature of the event.

Effective March 1, 2008, the introductory paragraph to Appendix E entitled "Investment Strategies and Risks" is restated in its entirety as follows:

In addition to the principal investment strategies and the principal risks described in the prospectus, your fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of the investment strategies and risks for all MFS Funds, certain matters described herein may not apply to your fund. Unless an investment strategy or investment practice described below is prohibited by the investment policies and investment strategies discussed in the fund's prospectus or in this SAI, or by applicable law, a fund may engage in each of the practices described below.

Effective January 1, 2008, the following sub-section entitled "Asset Segregation" is inserted above the sub-section entitled "Borrowing" in Appendix E entitled "Investment Strategies and Risks":

Asset Segregation. With respect to certain kinds of transactions entered into by the Fund that involve obligations to make future payments to third parties, including, but not limited to, futures, forward contracts, swap contracts, the purchase of securities on a when-issued or delayed delivery basis, or reverse repurchase agreements, under applicable federal securities laws, rules, and interpretations thereof, the Fund must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other measures to "cover" open positions with respect to such transactions. For example, with respect to forward foreign currency exchange contracts and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full, notional value, except that deliverable foreign currency exchange contracts for currencies that are liquid will be treated as the equivalent of "cash-settled" contracts. As such, the Fund may set aside liquid assets in an amount equal to the Fund's daily marked-to-market (net) obligation (i.e. the Fund's daily net liability if any) rather than the full notional amount under such deliverable forward foreign currency exchange contracts. With respect to forward foreign currency exchange contracts and futures contracts that are contractually required to "cash-settle," the Fund may set aside liquid assets in an amount equal to the Fund's daily marked-to-market (net) obligation rather than the notional value. By setting aside assets equal to only its net obligation under liquid deliverable foreign currency exchange contracts and "cash-settled" forward or futures contracts the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify its asset segregation policies in the future.

Effective March 1, 2008, the sub-section entitled "Borrowing" in Appendix E entitled "Investment Strategies and Risks" is restated in its entirety as follows:

Borrowing. The fund may borrow money for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) or in connection with engaging in transactions considered by the SEC to constitute a form of borrowing under the Investment Company Act of 1940 (e.g., reverse repurchase agreements) to the extent permitted by the fund's investment objectives and policies. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage and may cause a fund to liquidate investments when it would not otherwise do so. Money borrowed will be subject to interest charges and may be subject to other fees or requirements which would increase the cost of borrowing above the stated interest rate.

Effective March 1, 2008, the following sub-section entitled "Commodity-Related Investments" is inserted above the sub-section entitled "Common Stock" in Appendix E entitled "Investment Strategies and Risks":

Commodity-Related Investments. Commodity-related investments include futures, options, options on futures, swaps, structured notes, securities of other investment companies, grantor trusts, and hybrid instruments whose values are related to commodity or commodity contracts. The value of commodity-related investments can be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels, and international market, economic, industry, political, and regulatory developments. The value of commodity-related investments can be more volatile than the value of traditional securities.

Effective March 1, 2008, the following sub-section entitled "Lending" is inserted above the sub-section entitled "Lending of Portfolio Securities" in Appendix E entitled "Investment Strategies and Risks":

Lending. The fund may not lend any security or make any other loan, if as a result, more than 33 1/3% of its total assets would be lent to other parties. This limitation does not apply to the purchase of debt instruments, money market instruments, repurchase agreements, loans, or other direct indebtedness.

Effective March 1, 2008, the sub-section entitled "Short Sales" in Appendix E entitled "Investment Strategies and Risks" is restated in its entirety as follows:

Short Sales. A seller may make short sales that are made "against the box" and also those that are not made "against the box." A short sale that is not made "against the box" is a transaction in which a party sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the seller must borrow the security to make delivery to the buyer. The seller then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. It may not be possible to liquidate or close out the short sale at any particular time or at an acceptable price. The price at such time may be more or less than the price at which the security was sold by the seller. To the extent that the seller invests the proceeds from the short sale in other securities, the seller is subject to the risks of the securities purchased with the proceeds in addition to the risks of the securities sold short. Until the security is replaced, the seller is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the seller also may be required to pay a premium, which would increase the cost of the security sold. The seller also will incur transaction costs in effecting short sales.

The seller will incur a loss as a result of the short sale if the price of the security or index increases between the date of the short sale and the date on which the seller replaces the borrowed security. Such loss may be unlimited. The seller will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the seller may be required to pay in connection with a short sale. The overall benefit to the seller will depend on how the short sale performs relative to the market price of the securities purchased with the proceeds from the short sale.

A seller may also make short sales "against the box," i.e., when a security identical to one owned by the seller is borrowed and sold short. If the seller enters into a short sale against the box, it is required to hold securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. The seller will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box and will forgo an opportunity for capital appreciation in the security.


Effective March 1, 2008, under Appendix F entitled "Investment Restrictions," the following non-fundamental restriction is added with respect to MFS High Income Fund only:

For the MFS High Income Fund:

The Fund will not:

     (1) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

Effective March 1, 2008, the following paragraphs are added to the end of Appendix F entitled "Investment Restrictions":

For all Funds:

For purposes of investment restriction no. 5, investments in certain types of derivative instruments whose value is related to commodities or commodity contracts, including swaps and structured notes, are not considered commodities or commodity contracts.

For purposes of investment restriction no. 6, MFS uses a customized set of industry groups for classifying securities based on classifications developed by third party providers.

Effective November 7, 2007, with respect to the MFS Diversified Target Return Fund only, the following is added to Appendix G entitled "Recipients of Non-Public Portfolio Holdings on an Ongoing Basis":

Name of Recipient                              Purpose of Disclosure
UBS Global Asset Management (Americas),        Fund Management
Inc.***

*** UBS Global Asset Management (Americas), Inc. receives non-public portfolio holdings information regarding the portion of the MFS Diversified Target Return Fund for which it serves as sub-adviser.

                 The date of this supplement is May 1, 2008.